UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 14, 2019
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Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6649 Westwood Blvd., Orlando, FL	32821
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 14, 2019, the Compensation Policy Committee of Marriott Vacations Worldwide Corporation (“MVW”) approved certain performance share unit awards to MVW’s named executive officers to incentivize the achievement of specified synergy targets in connection with the integration of the businesses acquired pursuant to the Agreement and Plan of Merger, dated April 30, 2018, among MVW, ILG, Inc. and their subsidiaries party thereto (the “Merger Agreement”). Awards at target to MVW’s named executive officers equal $2,250,000 for Stephen P. Weisz, President and Chief Executive Officer; $700,000 for John E. Geller, Jr., Executive Vice President and Chief Financial and Administrative Officer; $600,000 for R. Lee Cunningham, Executive Vice President and Chief Operating Officer, Vacation Ownership; $600,000 for Brian E. Miller, Executive Vice President and Chief Marketing, Sales and Service Officer; and $600,000 for Lizabeth Kane-Hanan, Executive Vice President and Chief Development and Product Officer; provided that the amount earned will range from 0% - 250% of the target based on the achievement of specified synergy goals by the company as a whole and the applicable discipline for which the executive is responsible. The awards will be granted on March 4, 2019 and will vest in one tranche on December 31, 2021, subject to continued employment.
In addition to the performance share awards noted above, the Compensation Policy Committee approved regular annual compensation, including cash compensation and grants of equity awards to the named executive officers on a basis generally consistent with the prior year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Date: February 21, 2019	By:	/s/ John E. Geller, Jr.
	Name:	John E. Geller, Jr.
	Title:	Executive Vice President and Chief Financial and Administrative Officer

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